KINETICS PORTFOLIOS TRUST - MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Consolidated Portfolio of Investments - March 31, 2020 (Unaudited)

COMMON STOCKS - 33.95%	Shares	Value
Accommodation - 0.71%
Civeo Corporation*	211,000	$86,911

Industrial Machinery Manufacturing - 0.65%
TerraVest Industries Inc.	8,239	79,621

Lessors of Nonfinancial Intangible Assets (except Copyrighted Works) - 0.02%
PrairieSky Royalty Limited	400	2,112

Management of Companies and Enterprises - 1.58%
Associated Capital Group, Inc. - Class A	2,400	73,440
Clarke, Inc.	24,800	92,518
Galaxy Digital Holdings Ltd.*	42,600	27,546
		193,504
Mining (except Oil and Gas) - 7.01%
Franco-Nevada Corporation	4,800	477,696
NovaGold Resources, Inc.*	4,000	29,520
Wheaton Precious Metals Corporation	12,800	352,384
		859,600
Oil and Gas Extraction - 8.95%
Texas Pacific Land Trust[c]	2,890	1,098,229

Other Financial Investment Activities - 1.74%
Brookfield Asset Management, Inc. - Class A	4,000	177,000
Burford Capital Limited	300	1,565
IMF Bentham Limited	15,000	35,061
		213,626
Other Investment Pools and Funds - 0.60%
Partners Value Investments LPf	2,193	73,240

Other Pipeline Transportation - 0.07%
Rubis SCA	200	8,395

Other Telecommunications - 0.00%
Liberty Latin America Limited - Class A*	9	95
Liberty Latin America Limited - Class C*	22	226
		321
Professional, Scientific, and Technical Services - 6.37%
CACI International, Inc. - Class A*[c]	3,700	781,255

Securities and Commodity Exchanges - 1.52%
B3 SA - Brasil Bolsa Balcao	10,000	68,571
Bolsas y Mercados Espanoles SHMSF - ADR	1,000	18,200
Cboe Global Markets, Inc.	1,118	99,781
		186,552
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.11%
CME Group, Inc.	786	135,907

Support Activities for Mining - 0.11%
Maverix Metals, Inc.	4,000	13,320

Support Activities for Water Transportation - 3.50%
Braemar Shipping Services plc	2,000	2,484
Clarkson plc	11,000	315,617
Siem Industries, Inc.*[f]	5,500	110,825
		428,926
Transportation Equipment Manufacturing - 0.01%
Elbit Systems Ltd.	10	1,277

TOTAL COMMON STOCKS
(cost $4,116,998)		4,162,796

UNIT INVESTMENT TRUST - 9.09%
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 9.09%
Grayscale Bitcoin Trust*^[c]	156,520	1,114,422

TOTAL UNIT INVESTMENT TRUST
(cost $230,832)		1,114,422

PREFERRED STOCKS - 0.08%
Other Investment Pools and Funds - 0.08%
Partners Value Investments LP - Class A	515	9,785

TOTAL PREFERRED STOCKS
(cost $9,785)		9,785

	Principal
CONVERTIBLE BONDS - 0.00%	Amount
Department Stores - 0.00%
Sears Holdings Corporation, 8.000%, 12/15/2019 ef	$41,080	873

TOTAL CONVERTIBLE BONDS
(cost $41,080)		873

WARRANTS - 0.06%	Shares
Other Investment Pools and Funds - 0.06%
Partners Value Investments LP*[f]	1,893	7,062
Expiration: 06/30/2026, Exercise Price: 32.45 CAD

TOTAL WARRANTS
(cost $7,160)		7,062

TOTAL INVESTMENTS - 43.18%
(cost $4,405,855)		$5,294,938

Percentages are stated as a percent of net assets.

*	- Non-income producing security.
^
- This security or a portion of this security was out on loan at March 31, 2020.  Total loaned securities had a market value of $87,576 at March 31, 2020.  The remaining contractual maturities of all of the securities lending transactions were overnight and continuous. The total collateral for the loaned securities was cash in the amount of $89,175.

[c]	- Significant Investment - Greater than 5% of net assets.
[e]	- Default or other conditions exist and the security is not presently accruing income.
[f]	- Level 2 Investment.
ADR	- American Depositary Receipt.
CAD	- Canadian Dollars.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferrable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and Spin-off Fund. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets.

The Master Portfolios and Spin-off Fund did not hold any fair valued securities at March 31, 2020.

Summary of Fair Value Exposure

Various inputs are used in determining the value of the Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that a Master Portfolio or the Spin-off Fund has the ability to access.
Level 2 -	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 -	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Master Portfolio or the Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different evels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Global Portfolio

The following is a summary of the inputs used to value the The Global Portfolio’s net assets as of March 31, 2020:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$3,978,731	$184,065	$–	$4,162,796
Unit Investment Trust	1,114,422	–	–	1,114,422
Preferred Stocks	–	–	9,785	9,785
Convertible Bonds	–	873	–	873
Warrants	–	7,062	–	7,062
Total Investments in Securities	$5,093,153	$192,000	$9,785	$5,294,938

During the three-month period ended March 31, 2020, there was a transfer of $9,785 out of Level 2 into Level 3.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2019	$-
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Net purchases and/or acquisitions	-
Net sales and/or write-offs	-
Transfer in and/or out of Level 3	9,785
Balance as of March 31, 2020	$9,785

Description	Fair Value at 3/31/2020	Valuation Techniques	Unobservable Input	Range
Preferred Stocks	$9,785	Followed valuation procedures and used the last traded price-fair valuation is reviewed by the board using market comparables	Intermittent market activity	$15.00-$19.00

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.